UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



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         Date of Report (Date of earliest event reported): March 4, 2008


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                           Big Sky Industries I, Inc.

             (Exact name of registrant as specified in its charter)


             Nevada                     0-32067                  59-3646899
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

         7557 West Sand Lake Road, Suite 153
                Orlando, Florida 32819                           32819
       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (407) 628-7033


                                 Not applicable

          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
          Appointment of Principal Officers.

Effective March 3, 2008, Randy Moseley was employed as Executive Vice President and Chief Financial Officer of the Company.

Mr. Moseley, 60, serves (since 2007) as a director, Vice President and Chief Financial Officer of Utilicraft Aerospace Industries, Inc. (OTCBB;UITA), which is developing an airplane for the cargo industry. He also serves (since 2001) as a director, Executive Vice President and Chief Financial Officer of Urban Television Network Corp. (OTC BB: URBTE), a network of independent broadcast television stations and cable operators and since 2007 has also. Mr. Moseley was an Executive Vice President and the Chief Financial Officer for The Furia Organization, Inc. (OTC BB: FURA), a trucking company, during 2005 and 2006. From 1999 to 2001, Mr. Moseley served as an Executive Vice President and Chief Financial Officer for Tensor Information Systems, Inc., a private Fort Worth company in the business of developing custom software applications. Mr. Moseley, a Certified Public Accountant, earned a BBA degree from Southern Methodist University. He is a member of the Texas Society of CPAs and the AICPA.

Mr. Moseley has no family relationships with any other officer or director of the Company, and has never had any direct or indirect material interest in any transaction effected by the Company.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Big Sky Industries I, Inc..


Date: March 4, 2008                            By: /s/ Carl Olivieri
                                                   -----------------------------
                                                   Carl Olivieri
                                                   President and CEO





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